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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

                           DATE OF REPORT: May 6, 2004

                              RETAIL VENTURES, INC.
                              ---------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         Ohio                          1-10767                  31-1322832
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION          (COMMISSION            (IRS EMPLOYER
     OF INCORPORATION)                FILE NUMBER)        IDENTIFICATION NUMBER)



                              3241 Westerville Road
                              Columbus, Ohio 43224
                                 (614) 471-4722
                                 --------------

               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                      INCLUDING AREA CODE, OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

                                 Not Applicable
                                 --------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS

           Exhibit No.                          Description
           -----------          -----------------------------------------------

                99.1            Retail Ventures, Inc. press release dated
                                May 6, 2004.


ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

         On May 6, 2004, Retail Ventures, Inc. (the "Company") issued a press release announcing the Company's sales for the month and thirteen weeks ended May 1, 2004. Pursuant to General Instruction F of Form 8-K, a copy of the Company's press release is furnished as an exhibit to this Form 8-K and is incorporated herein by reference.

         The information contained in this report on Form 8-K, including the exhibit hereto, shall not be treated as "filed" for purposes of the Securities and Exchange Act of 1934, as amended.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         RETAIL VENTURES, INC.

Date: May 6, 2004                        By:  /s/ James A. McGrady
                                            -----------------------------------
                                         James A. McGrady, Executive Vice
                                         President and Chief Financial Officer



                                       2

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                                  EXHIBIT INDEX

           Exhibit No.                        Description
           -----------          -----------------------------------------------

                99.1            Retail Ventures, Inc. press release dated
                                May 6, 2004.